SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 3

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 2, 2000

ADVANCEPCS
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21447 (Commission File Number)	75-2493381 (IRS Employer Identification No.)

5215 N. O’Connor
Suite 1600
Irving, Texas 75039
(Address and Zip Code of Principal Executive Offices)

(469) 420-6000
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     This Form 8-K/A is being filed to amend the Form 8-K filed on October 16, 2000 as amended on October 26, 2000 and February 16, 2001 by AdvancePCS (the “Company”) to include the financial statements of PCS Holding Corporation and Subsidiaries, referred to in Item 7 below relating to the acquisition of PCS Holding Corporation and Subsidiaries pursuant to a Stock Purchase Agreement dated July 11, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and unaudited pro forma condensed combined financial information are being provided in accordance with the instructions to this item.

(a)	Financial Statements of Businesses Acquired.
The unaudited condensed consolidated financial statements of PCS Holding Corporation and Subsidiaries as of May 27, 2000 and for the three months ended May 29, 1999 and May 27, 2000, are submitted herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.
None.
(c)	Exhibits.

Exhibit
Number	Description of Exhibits

99.1	Unaudited condensed consolidated financial statements of PCS Holding Corporation and Subsidiaries as of May 27, 2000 and for the three months ended May 29, 1999 and May 27, 2000.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date:	January 10, 2002	By: Name: Title:	/s/ David D. Halbert David D. Halbert Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Unaudited condensed consolidated financial statements of PCS Holding Corporation and Subsidiaries as of May 27, 2000 and for the three months ended May 29, 1999 and May 27, 2000